Exhibit 99.2

MOORE & ASSOCIATES, CHARTERED
  ACCOUNTANTS AND ADVISORS
  ------------------------
      PCAOB REGISTERED

        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
        -------------------------------------------------------

To the Board of Directors
Eaton Laboratories, Inc. (A development stage company)
Las Vegas, Nevada

We have audited the accompanying balance sheet of Eaton Laboratories, Inc. as of December 31, 2005, and the related statements of operations, stockholders' equity and cash flows for the period from inception on February 2, 2000 through December 31, 2005. These statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eaton Laboratories, Inc. as of December 31, 2005 and the results of its operations and its cash flows for the period from inception on January 28, 2004 through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company's recurring losses and lack of operations raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Moore & Associates
----------------------------
Moore & Associates Chartered
Las Vegas, Nevada
April 14, 2006

             2675 S. Jones Blvd. Suite 109, Las Vegas, NV 89146
                    (702) 253-7511  Fax (702) 253-7501

                          Eaton Laboratories, Inc.
                       (A Development Stage Company)
                               Balance Sheet



Balance Sheet


                                               December 31,   December 31,
                                                   2005           2004
                                               -------------  -------------
Assets

Current assets:
   Cash and equivalents                        $        248   $        368
                                               -------------  -------------
     Total current assets                               248            368

                                               $        248   $        368
                                               =============  =============

Liabilities and Stockholders' Equity

Current liabilities:                           $      5,000   $      5,000
                                               -------------  -------------
     Total current liabilities                        5,000          5,000
                                               -------------  -------------

Stockholders' equity:
   Common stock, $0.001 par value, 80,000,000
    shares authorized, 10,873,750 shares
    issued and outstanding                           10,873         10,873
   Additional paid-in capital                       386,626        386,626
   (Deficit) accumulated during development
    stage                                          (402,251)      (402,131)
                                               -------------  -------------
                                                     (4,752)        (4,632)

                                               $        248   $        368
                                               =============  =============


   The accompanying notes are an integral part of these financial statements.

                          Eaton Laboratories, Inc.
                       (A Development Stage Company)
                          Statements of Operations



Statements of Operations


                                                            February 2, 2000
                                Year ending   Year ending    (inception) to
                                December 31,  December 31,    December 31,
                                    2005          2004            2005
                                ------------  ------------  ----------------
Revenue                         $         -   $         -   $             -
                                ------------  ------------  ----------------

Expenses:
 General administrative expenses        120         7,715           107,608

 R & D Expenses                                                     294,825

                                ------------  ------------  ----------------
   Total expenses                       120         7,715           402,433
                                ------------  ------------  ----------------

Interest Income                                         3               182

Net (loss)                      $      (120)  $    (7,712)  $      (402,251)
                                ============  ============  ================

Weighted average number of
 common shares outstanding       10,873,750    10,873,750
                                ============  ============

Net (loss) per share            $        (0)  $        (0)
                                ============  ============


  The accompanying notes are an integral part of these financial statements.

                          Eaton Laboratories, Inc.
                       (A Development Stage Company)
              Statements of Changes in Stockholders' Equity
  For the period February 2, 2000 (Date of Inception) to December 31, 2005



Statements of Changes in Stockholders' Equity

                                                    (Deficit)
                                                   Accumulated
                          Common Stock   Additional  During       Total
                       ------------------ Paid-in  Development Stockholders'
                         Shares   Amount  Capital    Stage        Equity
                       ---------- ------- -------- ---------- --------------
Balance,
February 2, 2000                - $     - $      - $       -  $           -

Founders shares issued
 for cash              10,500,000  10,500  118,500                  129,000

Net (loss) for the
 period ended
 December 31, 2000                                        (9)            (9)
                       ---------- ------- -------- ---------- --------------

Balance,
December 31, 2000      10,500,000  10,500  118,500         -        128,991

Donated capital                            105,000                  105,000

Shares issued for
 cash pursuant to
 Rule 504 offering        373,750     373  102,012                  102,385

Net (loss) for the
 year ended
 December 31, 2001                                   (18,653)       (18,653)
                       ---------- ------- -------- ---------- --------------

Balance,
December 31, 2001      10,873,750  10,873  325,512   (18,662)       317,723


                                       F-4









                                                    (Deficit)
                                                   Accumulated
                          Common Stock   Additional  During       Total
                       ------------------ Paid-in  Development Stockholders'
                         Shares   Amount  Capital    Stage        Equity
                       ---------- ------- -------- ---------- --------------


Donated capital                             61,114                   61,114

Net (loss) for the
 year ended
 December 31, 2002                                   (48,469)       (48,469)
                       ---------- ------- -------- ---------- --------------

Balance,
December 31, 2002      10,873,750  10,873  386,626   (67,131)       330,368

Net (loss) for the
 year ended
 December 31, 2003                                  (327,288)      (327,288)
                       ---------- ------- -------- ---------- --------------

Balance,
December 31, 2003      10,873,750  10,873  386,626  (394,419)         3,080

Net (loss) for the
 year ended
 December 31, 2004                                    (7,712)        (7,712)
                       ---------- ------- -------- ---------- --------------

Balance,
December 31, 2004      10,873,750  10,873  386,626  (402,131)        (4,632)

Net (loss) for the
 year ended
 December 31, 2005                                      (120)          (120)
                       ---------- ------- -------- ---------- --------------

Balance,
December 31, 2005      10,873,750  10,873  386,626  (402,251)        (4,752)
                       ========== ======= ======== ========== ==============


  The accompanying notes are an integral part of these financial statements.

                          Eaton Laboratories, Inc.
                       (A Development Stage Company)
                          Statements of Cash Flow


Statements of Cash Flow
                                                            February 2, 2000
                                Year ending   Year ending    (inception) to
                                December 31,  December 31,    December 31,
                                    2005          2004            2005
                                ------------  ------------  ----------------
Cash flows from operating
 activities
Net (loss)                      $      (120)  $    (7,712)  $      (402,251)
Adjustments to reconcile net
 (loss) to net cash (used) by
 operating activities:
  Increase in accounts
   payable - related party                          5,000             5,000
                                ------------  ------------  ----------------
Net cash (used) by operating
 activities                            (120)       (2,712)         (397,251)
                                ------------  ------------  ----------------
Cash flows from investing
 activities                               -             -                 -
                                ------------  ------------  ----------------
                                                                          -
                                                            ----------------
Net cash by investing activities                                          -
                                                            ----------------
Cash flows from financing activities
 Issuance of common stock                                            10,873
 Donated capital                          -                         386,626
                                ------------  ------------  ----------------
Net cash provided by financing
 activities                               -             -           397,499
                                ------------  ------------  ----------------
Net increase (decrease) in cash        (120)       (2,712)              248
Cash - beginning                        368         3,080                 -
                                ------------  ------------  ----------------
Cash - ending                   $       248   $       368   $           248
                                ============  ============  ================

Supplemental disclosures:
   Interest paid                $         -   $         -   $             -
                                ============  ============  ================
   Income taxes paid            $         -   $         -   $             -
                                ============  ============  ================

  The accompanying notes are an integral part of these financial statements.

                            Eaton Laboratories, Inc.
                          Notes to Financial Statements

NOTE 1.   General Organization and Business

The Company was organized February 2, 2000 (Date of Inception) under the laws of the State of Nevada, as Eaton Laboratories, Inc. The Company is authorized to issue 80,000,000 shares of $0.001 par value common stock. The Company has limited operations, and in accordance with SFAS #7, the Company is considered a development stage company.

NOTE 2.    Summary of Significant Accounting Practices

The Company has cash assets of $248 and $5,000 current liabilities as of December 31, 2005. The relevant accounting policies are listed below.

Basis of Accounting
-------------------
The basis is United States generally accepted accounting principles.

Earnings per Share
------------------
The basic earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the weighted average number of common shares during the year. The diluted earnings (loss) per share is calculated by dividing the Company's net income (loss) available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted as of the first of the year for any potentially dilutive debt or equity.

The Company has not issued any options or warrants or similar securities since inception.

Dividends
---------
The Company has not yet adopted any policy regarding payment of dividends. No Dividends have been paid during the period shown.

Income Taxes
------------
The provision for income taxes is the total of the current taxes payable and the net of the change in the deferred income taxes. Provision is made for the deferred income taxes where differences exist between the period in which transactions affect current taxable income and the period in which they enter into the determination of net income in the financial statements.

Year-end
--------

The Company has selected December 31 as its year-end.

                            Eaton Laboratories, Inc.
                          Notes to Financial Statements


Advertising
-----------
Advertising is expensed when incurred. There has been no advertising during the period.

Use of Estimates
----------------
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 - Going concern

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not commenced its planned principal operations and it has not generated any revenues. In order to obtain the necessary capital, the Company is seeking equity and/or debt financing. If the financing does not provide sufficient capital, some of the shareholders of the Company have agreed to provide sufficient funds as a loan over the next twelve-month period. However, the Company is dependent upon its ability to secure equity and/or debt financing and there are no assurances that the Company will be successful, without sufficient financing it would be unlikely for the Company to continue as a going concern.


NOTE 4 - Stockholders' equity

The Company is authorized to issue 80,000,000 shares of its $0.001 par value common stock and 20,000,000 shares of its $0.001 par value preferred stock.

During November 2000, the Company issued 10,500,000 shares of its $0.001 par value common stock to its founders for total cash of $129,000.

During the year ended December 31, 2001, shareholders of the Company contributed $105,000 of cash as paid-in capital.

During the year ended December 31, 2001, the Company issued 373,750 shares of its $0.001 par value common stock to investors for cash of $102,385 (net of offering costs) pursuant to a Regulation D, Rule 504 of the Securities Exchange Act of 1934 offering.

                            Eaton Laboratories, Inc.
                          Notes to Financial Statements


NOTE 4 - Stockholders' equity (Continued)


During the year ended December 31, 2002, shareholders of the Company contributed $61,114 of cash as paid-in capital.

There have been no other issuances of common stock.

NOTE 5.   Related Party Transactions

The Company does not lease or rent any property. Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

As of July 1, 2004, an officer of the Company advanced a total of $5,000 to the Company for various expenses. This amount is recorded as noted payable to related party and is due upon demand without interest.


NOTE 6.    Provision for Income Taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method. SFAS No. 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

                            Eaton Laboratories, Inc.
                          Notes to Financial Statements


NOTE 6.    Provision for Income Taxes (Continued)


The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The sources and tax effects of the differences are as follows:


                   U.S federal statutory rate      (34.0%)
                   Valuation reserve                34.0%
                                                   ------
                   Total                               -%


NOTE 7.   Operating Leases and Other Commitments

The Company also has no lease obligations.


NOTE 8.   Recent Pronouncements

In November 2004, the FASB issued SFAS No. 151, Inventory Costs, an amendment of ARB No. 43, Chapter 4. SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, Inventory Pricing, to clarify the accounting for abnormal amounts of idle facility expense, freight, handing costs, and spoilage. This statement requires that those items be recognized as current period charges regardless of whether they meet the criterion of "so abnormal" which was the criterion specified in ARB No. 43. In addition, this Statement requires that allocation of fixed production overheads to the cost of production be based on normal capacity of the production facilities. This pronouncement is effective for the Company beginning October 1, 2005. The Company does not believe adopting this new standard will have a significant impact to its financial statements.

In December 2004, the FASB issued SFAS No. 123 (revised 2004). Share-Based Payment, which is a revision of SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123(R) supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees and amends SFAS No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The new standard will be effective for the Company in the first interim or annual reporting period beginning after December 15, 2005. The Company expects the adoption of this standard will have a material impact on its financial statements assuming employee stock options are granted in the future.